The North Country Intermediate Bond Fund

(the "Fund")

Ticker: NCBDX

(a series of The North Country Funds)

Supplement dated April 20, 2022 to the Prospectus and Statement of Additional Information dated

March 31, 2022 of The North Country Funds

This Supplement updates and supersedes any contrary information contained in the Prospectus and Statement of Additional Information.

The Board of Trustees of The North Country Funds (the "Board") has approved and adopted a Plan of Liquidation and Termination (the "Plan") for the Fund. Effective as of the close of business on April 20, 2022, the Fund will cease selling shares to new investors, and North Country Investment Advisers, Inc., the Fund's investment adviser ("NCIA"), will begin liquidation of the Fund’s investments. The Board has determined to close the Fund and redeem all outstanding shares on or about May 20, 2022 (the "Liquidation Date"). The Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date.

Pursuant to the Plan, the Fund will liquidate its investments and thereafter redeem all of its outstanding shares by distribution of its assets to shareholders in amounts equal to the net asset value of each shareholder’s Fund investment after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities. NCIA anticipates that the Fund’s assets will be fully liquidated and all outstanding shares will be redeemed on or about the Liquidation Date.

Unless your investment in the Fund is through a tax-deferred retirement account, a redemption or exchange is subject to tax on any taxable gains. The liquidation of the Fund will be a taxable event for shareholders holding shares through taxable accounts. A shareholder in a taxable account who receives an amount in liquidation that is in excess of the shareholder's tax basis will realize a capital gain, and if such amount is less than the shareholder's tax basis, a capital loss. Please refer to the sections in the Prospectus entitled "Distributions" and "Federal Tax Considerations" for general information. You may wish to consult your tax advisor about your particular situation.

Until the Liquidation Date, the Fund will be closed to all purchases except by dividend reinvestment or other automatic investment plan programs. Pursuant to the Plan, NCIA intends to treat any cash redemption request received on or after the date of this Supplement as a liquidating distribution and to allocate undistributed net investment income and capital gains to such redeeming shareholder. In addition to the liquidating distribution, a separate distribution to shareholders may be required prior to the Liquidation Date to the extent the Fund has undistributed net taxable income and capital gains. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares prior to distribution, unless you have previously requested payment in cash. NCIA may authorize exceptions to this closure on a case-by-case basis. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund, at net asset value, as described in the section in the Prospectus entitled "How to Sell (Redeem) Shares". Shareholders may also exchange their Fund shares for shares of the same class of the North Country Large Cap Equity Fund, as described in and subject to any restrictions set forth in the section in the Prospectus entitled “Exchange Privilege.”

As a result of the intent to liquidate the Fund, the Fund is expected to deviate from its stated investment strategy and policy and will no longer pursue its stated investment objective. The Fund will begin liquidating its investment portfolio on or after the date of this Supplement and will hold cash and cash equivalents, such as money market funds, until all investments have been converted to cash and all shares have been redeemed. During this period, your investment in the Fund will not experience the gains (or losses) that would be typical if the Fund were still pursuing its investment objective.

If you are invested in the Fund through a financial intermediary, please contact that financial intermediary if you have any questions.

ANY LIQUIDATING DISTRIBUTION, WHICH MAY BE IN CASH OR CASH EQUIVALENTS EQUAL TO EACH RECORD SHAREHOLDER’S PROPORTIONATE INTEREST OF THE NET ASSETS OF THE FUND, DUE TO THE FUND’S SHAREHOLDERS WILL BE SENT TO A FUND SHAREHOLDER’S ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT (888) 350-2990.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. For investors holding through an IRA, please contact your IRA custodian as soon as possible with instructions to either (i) exchange all Fund shares into the North Country Large Cap Equity Fund (please read the prospectus for the North Country Large Cap Equity Fund carefully before making an exchange), (ii) request a direct transfer of the IRA assets to another IRA, or (iii) request a distribution of these IRA assets directly to you. If you elect to take a distribution, please be advised that unless you redeposit the proceeds as a rollover into another eligible retirement plan within 60 days after you receive the money, you will be subject to taxes and, if you are under age 59 ½, applicable early withdrawal penalties. Note that a redeposit into an IRA (including the same IRA) may qualify as an IRA-to-IRA rollover, but only if the receiving IRA is not an inherited IRA and only if you have not made another IRA-to-IRA rollover in the preceding 12-month period. If we do not receive instructions regarding your retirement account, you will be deemed to have waived all federal withholding, and will receive a check for 100% of the proceeds of the share liquidation, which would be subject to applicable taxes and penalties if not rolled over within 60 days of receipt.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE LIQUIDATION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.

For additional information regarding the liquidation, shareholders of the Fund may call (888) 350-2990.

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This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with those documents. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE